UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 15, 2016

Advanced Drainage Systems, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36557	51-0105665
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4640 Trueman Boulevard, Hilliard, Ohio 43026		43026
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (614) 658-0050

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On September 15, 2016, Advanced Drainage Systems, Inc. (the “Company”) issued a press release announcing the timing for its Annual Meeting of Stockholders (the “2016 Annual Meeting”). The Company also issued a press release announcing the anticipated timing for the issuance of its first quarter fiscal 2017 unaudited quarterly financial results. Copies of the press releases are attached hereto as Exhibits 99.1 and 99.2 and are incorporated herein by reference.

The Company has established October 27, 2016 as the date for the 2016 Annual Meeting and a record date of September 20, 2016 for those stockholders who are entitled to notice of, and to vote at the 2016 Annual Meeting. Additional information about the 2016 Annual Meeting will be included in the Company’s proxy materials.

Stockholders who wish to have a proposal considered for inclusion in the Company’s proxy materials for the 2016 Annual Meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) must ensure that such proposal is received by the Company not later than the close of business on September 23, 2016 by delivering such proposal to the Company at 4640 Trueman Boulevard, Hilliard, Ohio 43026, Attention: Corporate Secretary. Any such proposal must comply with the rules and regulations of the Securities and Exchange Commission under Rule 14a-8 in order to be eligible for inclusion in the proxy materials for the 2016 Annual Meeting.

In accordance with the Company’s bylaws, for director nominations or other stockholder proposals (other than proposals pursuant to Rule 14a-8 under the Exchange Act) to be brought before the 2016 Annual Meeting, written notice must be received by the Company not later than September 25, 2016 by delivering such nominations or proposals in writing to the Company at 4640 Trueman Boulevard, Hilliard, Ohio 43026, Attention: Corporate Secretary. Such notices must comply with the requirements of the Company’s bylaws and applicable law, and no director nomination or stockholder proposal may be presented at the 2016 Annual Meeting otherwise.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibit is being filed as part of this report:

Exhibit	Description

99.1	Press release, dated September 15, 2016, issued by Advanced Drainage Systems, Inc. regarding the 2016 Annual Meeting.

99.2	Press release, dated September 15, 2016, issued by Advanced Drainage Systems, Inc. regarding the anticipated timing for announcing first quarter fiscal 2017 unaudited quarterly financial results.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCED DRAINAGE SYSTEMS, INC.

Date: September 15, 2016	By:	/s/ Scott A. Cottrill
	Name:	Scott A. Cottrill
	Title:	EVP, CFO, Secretary & Treasurer